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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into D&K Healthcare Resources, Inc.'s previously filed Registration Statements on Form S-8 (File Numbers 333-03262, 033-88714 and 333-24263).


/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP


St. Louis, Missouri
  June 11, 1999